UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 28, 2025

COMMUNITY HEALTHCARE TRUST INCORPORATED

(Exact Name of Registrant as Specified in its Charter)

Maryland	001-37401	46-5212033
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3326 Aspen Grove Drive, Suite 150, Franklin, Tennessee 37067
(Address of principal executive offices) (Zip Code)

(615) 771-3052

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol	Name of each exchange on which registered
Common stock, $0.01 par value per share	CHCT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

This Current Report on Form 8-K/A amends Item 7.01 of the Current Report on Form 8-K filed by Community Healthcare Trust Incorporated (the “Company”) on October 28, 2025 (the “Original Form 8-K”) solely to correct a clerical error in the Supplemental Information furnished as Exhibit 99.2 thereto (the “Supplemental Information”). As previously furnished, the table on page 16 of the Supplemental Information did not report any annualized rent for Desert Mountain Health Center. The corrected Supplemental Information furnished herewith inserts the annualized rent for Desert Mountain Health Center and makes corresponding adjustments to the percentage of annualized rent column in the table on pages 16-22. No other changes have been made to the Original Form 8-K.

Item 7.01      Regulation FD Disclosure

The Company is furnishing its Supplemental Information (as corrected) for the third quarter ended September 30, 2025, which is also contained on its website (www.chct.reit). See Exhibit 99.2 to this Current Report on Form 8-K.

The Company has prepared an investor presentation for the third quarter ended September 30, 2025 that is expected to be used in meetings with current and potential investors. A copy of this presentation is available on the Company's website (www.chct.reit).

This information furnished pursuant to this Item 7.01, including Exhibit 99.2, shall not be deemed "filed" for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities under that section and shall not be deemed to be incorporated by reference into any filing under the Securities Act or the Exchange Act.

Item 9.01      Financial Statements and Exhibits

The exhibits required by Item 601 of Regulation S-K which are filed with this report are listed in the Exhibit Index and are hereby incorporated in by reference.

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated October 28, 2025 (incorporated by reference to the Original Form 8-K)
99.2	Supplemental Information - Third Quarter 2025 (corrected)
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMUNITY HEALTHCARE TRUST INCORPORATED

By:	/s/ Leigh Ann Stach
Leigh Ann Stach
Executive Vice President and Chief Accounting Officer

October 29 , 2025